                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 1, 2015

                           POTOMAC FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                         0-50735                        13-3937275
--------------                    ------------------               ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)                   Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                                                                522 Fifth Avenue
                             New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (855)672-4468
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On April 1, 2015, the registrant issued 212.110 units of limited partnership interest (“Units”) in exchange for $385,000 in a transaction that was not registered under the Act.  The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

       POTOMAC FUTURES FUND L.P.

       By: Ceres Managed Futures LLC
           General Partner

       By /s/ Patrick T. Egan
              -----------------------
              Patrick T. Egan
              President and Director

Date: April 2, 2015